UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2005

UNITED TENNESSEE BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-23551	62-1710108
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Broadway Newport, Tennessee	37821
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423)623-6088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Stamdard; Transfer of Listing.
United Tennessee Bankshares, Inc. (UTBI) filed a notice on December 23, 2005, with NASDAQ Stock Market Inc. to de-list its stock at the close of business on December 30, 2005. UTBI is in the process of deregistering its common stock. Subsequent to de-registering its common stock with the U. S. Securities and Exchange Commission (SEC), UTBI will no longer qualify for listing on the NASDAQ Small Market. Howe Barnes Investments, Inc. has agreed to act as the sponsoring market maker for UTBI to trade on the OTC Bulletin Board.

A copy of the press release related to the Notice to the NASDAQ Stock Market is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statement and Exhibits

Exhibit 99.1  Press Release dated December 27, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TENNESSEE BANKSHARES, INC.

Date: December 30, 2005	By:	/s/ Richard G. Harwood

Title: President and CEO

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